Exhibit 99.1
NEWS RELEASE

CONTACT:
Lisa Fortuna or Mike Cummings
312-445-2866
spok@alpha-ir.com

Spok Reports Fourth Quarter and Full Year 2021 Results
Dividend Increases by 150%, from $0.125 per quarter to $0.3125 per quarter in Connection with Announcement of New Strategic Business Plan

Alexandria, Va. (February 17, 2022) - Spok Holdings, Inc. (NASDAQ: SPOK), a global leader in healthcare communications, today announced results for the fourth quarter and full year ended December 31, 2021. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.3125 per share, payable on March 30, 2022, to stockholders of record on March 16, 2022.

2021 Fourth Quarter and Full Year Highlights:
•Achieved full year 2021 financial guidance for revenue, adjusted operating expenses and capital expenditures
•Cash, cash equivalents and short-term investments balance of $59.6 million at December 31, 2021, and no debt
•Wireless ARPU (average revenue per unit) in 2021 totaled $7.30, equivalent to 2020
•Launched the Next Generation of Paging with the Launch of its new GenATM Pager
•Subsequent to the end of the fourth quarter 2021, was voted top-rated secure communications platform by healthcare industry clients in Black Box Industry 2022 survey

Spok.com

Exhibit 99.1
NEWS RELEASE
2021 Fourth Quarter and Full Year Results:
Consolidated revenue for the fourth quarter of 2021 under Generally Accepted Accounting Principles (“GAAP”) was $34.5 million, compared to $37.5 million in the fourth quarter of 2020. For the year ended December 31, 2021, consolidated revenue totaled $142.2 million, compared to $148.2 million in the prior year.

	For the Three Months Ended December 31,			For the year ended December 31,
(Dollars in thousands)	2021	2020	Change (%)	2021	2020	Change (%)
Wireless revenue
Paging revenue	$18,513	$19,513	(5.1)%	$75,845	$79,916	(5.1)%
Product and other revenue	690	787	(12.3)%	2,981	3,677	(18.9)%
Total wireless revenue	$19,203	$20,300	(5.4)%	$78,826	$83,593	(5.7)%

Software revenue
License	$1,495	$1,487	0.5%	$5,494	$5,179	6.1%
Professional services	3,783	4,777	(20.8)%	17,161	17,910	(4.2)%
Hardware	573	961	(40.4)%	2,267	2,841	(20.2)%
Subscription	155	42	269.0%	423	66	540.9%
Maintenance	9,335	9,913	(5.8)%	37,982	38,591	(1.6)%
Total software revenue	15,341	17,180	(10.7)%	63,327	64,587	(2.0)%
Total revenue	$34,544	$37,480	(7.8)%	$142,153	$148,180	(4.1)%

Operating expenses in the fourth quarter of 2021 totaled $55.4 million and included $15.7 million in noncash impairment charges for capitalized software development, and $1.1 million in additional payroll and related costs from less time on furlough for employees in 2021 compared to 2020. Operating expenses for the full year 2021 totaled $169.9 million and included $15.7 million in noncash impairment charges for capitalized software development, and $3.8 million in additional payroll and related costs from less time on furlough for employees in 2021 compared to 2020.

Spok.com

Exhibit 99.1
NEWS RELEASE
Adjusted operating expenses (which excludes depreciation, amortization and accretion, goodwill and capitalized software development impairment costs, and severance and restructuring costs, and includes capitalized software development costs) totaled $39.5 million in the fourth quarter of 2021. Adjusted operating expenses for the full year 2021 totaled $154.3 million.

	For the three months ended December 31,			For the year ended December 31,
(Dollars in thousands)	2021	2020	Change (%)	2021	2020	Change (%)
Operating expenses	$55,355	$61,930	10.6%	$169,871	$170,845	0.6%
Adjusted operating expenses	$39,535	$37,109	(6.5)%	$154,284	$147,342	(4.7)%

GAAP net loss for the fourth quarter of 2021 was $16.7 million, or a loss of $0.86 per diluted share, compared to net loss of $46.6 million, or $2.44 per diluted share, in the fourth quarter of 2020. GAAP net loss for the year ended December 31, 2021, was $22.2 million, or a loss of $1.14 per diluted share, compared to net loss of $44.2 million, or $2.32 per diluted share, in the prior year period.

For the fourth quarter of 2021, adjusted EBITDA loss totaled $3.8 million compared to adjusted EBITDA of $1.7 million in the fourth quarter of 2020. For the year ended December 31, 2021, adjusted EBITDA loss totaled $4.9 million, compared to adjusted EBITDA of $6.3 million in the prior year period. Based on the Company's fourth quarter assessment of its capitalized software development costs, the 2021 fourth quarter and full year net loss included a non-cash impairment charge of $15.7 million, which increased the 2021 fourth quarter and full year net loss per basic share by $0.81.

	For the three months ended December 31,			For the year ended December 31,
(Dollars in thousands)	2021	2020	Change (%)	2021	2020	Change (%)
Net loss	$(16,669)	$(46,610)	64.2%	$(22,180)	$(44,225)	49.8%
Basic and diluted net loss per common share	$(0.86)	$(2.44)	64.8%	$(1.14)	$(2.32)	50.9%
Adjusted EBITDA	$(3,788)	$1,719	(320.4)%	$(4,892)	$6,346	(177.1)%

Spok.com

Exhibit 99.1
NEWS RELEASE
Financial Outlook:
Regarding financial guidance, the Company expects the following for 2022:

(Unaudited and in millions)	Current Guidance Full Year 2022
	From	To
Revenue
Wireless	$71.6	$77.0
Software	$54.4	$62.2
Total Revenue	$126.0	$139.2

Adjusted Operating Expenses	$118.8	$128.6

Capital Expenditures	$3.4	$4.2

2021 Fourth Quarter Call:

A conference call will be held today, February 17, 2022, at 8:30 a.m. Eastern Time to discuss fourth quarter and full year 2021 results and Spok's new strategic business plan that was announced today.

Telephone Conference Dial-Ins:

Participant / Guest (Toll-Free):	877-407-0890
Participant / Guest (International):	201-389-0918

Webcast Links:

Live-Link (after the event the OnDemand version will be available under this URL as well):

https://www.webcast-eqs.com/spok02172022_en/en
* * * * * * * * *
About Spok
Spok, Inc., a wholly owned subsidiary of Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Alexandria, Virginia, is proud to be a global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on Spok Care Connect® platforms to enhance workflows for clinicians and support administrative compliance. Our customers send over 100 million messages each month through their Spok®

Spok.com

Exhibit 99.1
NEWS RELEASE
solutions. When seconds count and patients' lives are at stake, Spok enables smarter, faster clinical communication. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Go and Spok Care Connect are trademarks of Spok, Inc.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted operating expenses and adjusted EBITDA. Adjusted operating expenses excludes depreciation, amortization and accretion, goodwill and capitalized software development impairment costs, and severance and restructuring costs, and includes capitalized software development costs. Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax expense/benefit, depreciation, amortization and accretion expense, goodwill and capitalized software development impairment costs, severance and restructuring costs, and stock-based compensation expense and includes capitalized software development costs.
We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Spok's financial condition and results of operations. We use these non-GAAP measures for financial, operational, and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures permit us to more thoroughly analyze key financial metrics used to make operational decisions and allow us to assess our core operating results. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies who present similar non-GAAP financial measures. We adjust for certain items because we do not regard these costs as reflective of normal costs related to the ongoing operation of the business in the ordinary course. In general, these items possess one or more of the following characteristics: non-cash expenses, factors outside of our control, items that are non-operational in nature, and unusual items not expected to occur in the normal course of business.
We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Spok.com

Exhibit 99.1
NEWS RELEASE
Safe Harbor Statement under the Private Securities Litigation Reform Act
Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to Spok's new strategic business plan, including its ability to maximize revenue and cash generation from its established businesses and return capital to shareholders, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets, future impairments of our long-lived assets, amortizable intangible assets and goodwill, the effects of our limited-duration shareholder rights plan, and the outcome of Spok's strategic alternatives review, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the year ended
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Revenue:
Wireless	$19,203	$20,300	$78,826	$83,593
Software	15,341	17,180	63,327	64,587
Total revenue	34,544	37,480	142,153	148,180
Operating expenses:
Cost of revenue (exclusive of items shown separately below)(b)	8,278	8,631	32,574	31,355
Research and development	4,958	4,166	17,920	15,828
Technology operations	7,469	7,371	29,247	29,843
Selling and marketing	5,123	5,004	20,168	19,467
General and administrative(b)	11,170	9,248	43,853	40,289
Depreciation, amortization and accretion	2,694	2,503	10,446	9,056
Goodwill and capitalized software development impairment	15,663	25,007	15,663	25,007
Total operating expenses	55,355	61,930	169,871	170,845
% of total revenue	160.2%	165.2%	119.5%	115.3%
Operating loss	(20,811)	(24,450)	(27,718)	(22,665)
% of total revenue	(60.2)%	(65.2)%	(19.5)%	(15.3)%
Interest income	56	51	320	687
Other income	54	95	66	208
Loss before income taxes	(20,701)	(24,304)	(27,332)	(21,770)
Benefit from (provision for) income taxes	4,032	(22,306)	5,152	(22,455)
Net loss	$(16,669)	$(46,610)	$(22,180)	$(44,225)
Basic and diluted net loss per common share	$(0.86)	$(2.44)	$(1.14)	$(2.32)
Basic weighted average common shares outstanding	19,483,004	19,088,329	19,404,477	19,028,918
Cash dividends declared per common share	0.125	0.125	0.500	0.500
Key statistics:
Units in service	847	885	847	885
Average revenue per unit (ARPU)	$7.26	$7.30	$7.30	$7.30
Bookings	$14,793	$16,528	$59,543	$68,994
Backlog	$43,361	$50,504	$43,361	$50,504

(a) Slight variations in totals are due to rounding.
(b) The Company made reclassifications of $3.3 million and $2.8 million from General and administrative expense to the Cost of revenue expense category for the years ended December 31, 2021, and 2020, respectively.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Revenue:
Wireless	$19,203	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078	$21,386
Software	15,341	16,207	15,864	15,916	17,180	16,865	14,661	15,881
Total revenue	34,544	35,851	35,723	36,036	37,480	37,693	35,739	37,267
Operating expenses:
Cost of revenue (exclusive of items shown separately below) (b)	8,278	8,312	7,876	8,108	8,631	7,347	6,492	8,884
Research and development	4,958	4,178	4,278	4,506	4,166	3,459	2,754	5,449
Technology operations	7,469	7,439	7,087	7,252	7,371	7,357	7,212	7,904
Selling and marketing	5,123	5,165	4,980	4,900	5,004	4,272	3,831	6,361
General and administrative (b)	11,170	11,746	10,654	10,283	9,248	10,191	10,219	10,631
Depreciation, amortization and accretion	2,694	2,568	2,457	2,727	2,503	2,335	2,072	2,146
Goodwill and capitalized software development impairment	15,663	—	—	—	25,007	—	—	—
Total operating expenses	55,355	39,408	37,332	37,776	61,930	34,961	32,580	41,375
% of total revenue	160.2%	109.9%	104.5%	104.8%	165.2%	92.8%	91.2%	111.0%
Operating (loss) income	(20,811)	(3,557)	(1,609)	(1,740)	(24,450)	2,732	3,159	(4,108)
% of total revenue	(60.2)%	(9.9)%	(4.5)%	(4.8)%	(65.2)%	7.2%	8.8%	(11.0)%
Interest income	56	141	61	61	51	127	146	363
Other income (expense)	54	10	29	(27)	95	151	101	(137)
(Loss) income before income taxes	(20,701)	(3,406)	(1,519)	(1,706)	(24,304)	3,010	3,406	(3,882)
Benefit from (provision for) income taxes	4,032	912	800	(591)	(22,306)	155	353	(657)
Net (loss) income	$(16,669)	$(2,494)	$(719)	$(2,297)	$(46,610)	$3,165	$3,759	$(4,539)
Basic net (loss) income per common share	$(0.86)	$(0.13)	$(0.04)	$(0.12)	$(2.44)	$0.17	$0.20	$(0.24)
Diluted net (loss) income per common share	(0.86)	(0.13)	(0.04)	(0.12)	(2.44)	0.16	0.20	(0.24)
Basic weighted average common shares outstanding	19,483,004	19,464,893	19,395,364	19,272,786	19,088,329	19,051,502	19,016,853	18,958,716
Diluted weighted average common shares outstanding	19,483,004	19,464,893	19,395,364	19,272,786	19,088,329	19,208,452	19,115,148	18,958,716
Key statistics:
Units in service	847	853	869	874	885	898	915	926
Average revenue per unit (ARPU)	$7.26	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24	$7.31
Bookings	$14,793	$17,116	$13,037	$14,597	$16,528	$21,414	$15,411	$15,639
Backlog	$43,361	$45,584	$45,632	$48,849	$50,504	$51,708	$48,441	$49,052

(a) Slight variations in totals are due to rounding.
(b) The Company made reclassifications from General and administrative expense to the Cost of revenue expense category of $0.8 million for the first and second quarters of 2021, $0.9 million for the third and fourth quarters of 2021, $0.6 million for the first and second quarters of 2020, and $0.8 million for the third and fourth quarters of 2020.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	12/31/2021	12/31/2020

ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$44,583	$48,729
Short-term investments	14,999	29,995
Accounts receivable, net	26,908	29,934
Prepaid expenses	6,641	8,958
Other current assets	922	1,269
Total current assets	94,053	118,885
Non-current assets:
Property and equipment, net	6,746	7,815
Operating lease right-of-use assets	15,821	14,016
Capitalized software development, net	—	10,179
Goodwill	99,175	99,175
Intangible assets, net	—	417
Deferred income tax assets, net	31,653	25,826
Other non-current assets	706	978
Total non-current assets	154,101	158,406
Total assets	$248,154	$277,291

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,292	$6,685
Accrued compensation and benefits	13,948	14,103
Deferred revenue	25,608	27,686
Operating lease liabilities	5,405	5,264
Other current liabilities	4,745	3,702
Total current liabilities	54,998	57,440
Non-current liabilities:
Asset retirement obligations	6,355	7,289
Operating lease liabilities	11,883	9,456
Other non-current liabilities	1,227	2,493
Total non-current liabilities	19,465	19,238
Total liabilities	74,463	76,678
Commitments and contingencies
Stockholders' equity:
Preferred stock	$—	$—
Common stock	2	2
Additional paid-in capital	97,291	91,780
Accumulated other comprehensive loss	(1,588)	(1,452)
Retained earnings	77,986	110,283
Total stockholders' equity	173,691	200,613
Total liabilities and stockholders' equity	$248,154	$277,291

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the year ended
	12/31/2021	12/31/2020
Operating activities:
Net loss	$(22,180)	$(44,225)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, amortization and accretion	10,446	9,056
Goodwill and capitalized software development impairment	15,663	25,007
Valuation allowance	—	22,108
Deferred income tax (benefit) expense	(5,483)	438
Stock-based compensation	7,239	5,508
Provisions for credit losses, service credits and other	1,162	1,212
Changes in assets and liabilities:
Accounts receivable	1,833	(1,588)
Prepaid expenses and other assets	2,594	1,445
Net operating lease liabilities	763	10
Accounts payable, accrued liabilities and other	(679)	4,017
Deferred revenue	(3,390)	3,175
Net cash provided by operating activities	7,968	26,163
Investing activities:
Purchases of property and equipment	(4,393)	(3,455)
Capitalized software development	(10,842)	(11,252)
Purchase of short-term investments	(44,990)	(59,864)
Maturity of short-term investments	60,000	60,000
Net cash used in investing activities	(225)	(14,571)
Financing activities:
Cash distributions to stockholders	(10,025)	(9,771)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	132	301
Purchase of common stock for tax withholding on vested equity awards	(1,860)	(903)
Net cash used in financing activities	(11,753)	(10,373)
Effect of exchange rate on cash and cash equivalents	(136)	149
Net (decrease) increase in cash and cash equivalents	(4,146)	1,368
Cash and cash equivalents, beginning of period	48,729	47,361
Cash and cash equivalents, end of period	$44,583	$48,729
Supplemental disclosure:
Income taxes (refunds received) paid	$(126)	$1

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED REVENUE
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Revenue
Paging	$18,513	$18,844	$19,135	$19,353	$19,513	$19,961	$19,990	$20,451
Non-paging	$690	$800	$724	$767	$787	$867	$1,088	$935
Total wireless revenue	$19,203	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078	$21,386

License	$1,495	$1,674	$818	$1,507	$1,486	$1,988	$749	$955
Services	$3,783	$4,159	$4,865	$4,354	$4,778	$4,772	$3,812	$4,549
Equipment	$573	$596	$482	$616	$961	$554	$601	$725
Subscription	$155	$133	$90	$45	$42	$24	$—	$—
Operations revenue	$6,006	$6,562	$6,255	$6,522	$7,267	$7,338	$5,162	$6,229

Maintenance revenue	$9,335	$9,645	$9,609	$9,394	$9,913	$9,527	$9,499	$9,652
Total software revenue	$15,341	$16,207	$15,864	$15,916	$17,180	$16,865	$14,661	$15,881

Total revenue	$34,544	$35,851	$35,723	$36,036	$37,480	$37,693	$35,739	$37,267

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED OPERATING EXPENSES
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Cost of revenue(b)
Payroll and related	$5,500	$5,435	$4,920	$5,369	$5,447	$4,941	$4,350	$5,785
Cost of sales(b)	2,227	2,206	2,330	2,118	2,538	1,867	1,689	2,560
Stock-based compensation	150	250	285	322	136	148	134	119
Other	401	421	341	299	510	391	319	420
Total cost of revenue(b)	8,278	8,312	7,876	8,108	8,631	7,347	6,492	8,884
Research and development
Payroll and related	4,329	4,291	4,333	4,475	4,358	4,147	4,115	4,761
Outside services	1,760	1,759	2,060	2,277	2,358	2,113	1,803	1,584
Capitalized software development	(2,603)	(2,621)	(2,698)	(2,920)	(3,046)	(2,906)	(3,596)	(1,705)
Stock-based compensation	234	435	305	475	246	240	243	236
Other	1,238	314	278	199	250	(135)	189	573
Total research and development	4,958	4,178	4,278	4,506	4,166	3,459	2,754	5,449
Technology operations
Payroll and related	2,584	2,585	2,323	2,467	2,467	2,246	2,213	2,712
Site rent	3,104	3,122	3,143	3,196	3,313	3,467	3,399	3,398
Telecommunications	826	828	825	837	857	949	961	1,001
Stock-based compensation	53	139	131	137	48	52	47	43
Other	902	765	665	615	686	643	592	750
Total technology operations	7,469	7,439	7,087	7,252	7,371	7,357	7,212	7,904
Selling and marketing
Payroll and related	3,151	3,365	3,161	3,135	2,912	2,773	2,538	3,583
Commissions	1,153	924	1,244	1,105	1,178	1,059	852	1,212
Stock-based compensation	91	234	254	319	192	208	194	172
Advertising and events	630	527	247	161	539	151	160	784
Other	98	115	74	180	183	81	87	610
Total selling and marketing	5,123	5,165	4,980	4,900	5,004	4,272	3,831	6,361
General and administrative(b)
Payroll and related	4,040	3,911	3,564	3,818	3,373	3,476	3,355	4,134
Stock-based compensation	675	958	806	986	726	968	744	612
Facility rent, office, and technology costs	2,579	2,692	2,484	2,480	2,412	2,260	2,276	2,068
Outside services	2,392	3,078	2,219	1,825	1,584	2,148	2,043	2,036
Taxes, licenses and permits(b)	408	211	214	214	(314)	190	213	239
Bad debt	255	(29)	328	106	202	178	628	43
Other	821	925	1,039	854	1,265	971	960	1,499
Total general and administrative(b)	11,170	11,746	10,654	10,283	9,248	10,191	10,219	10,631
Depreciation, amortization and accretion	2,694	2,568	2,457	2,727	2,503	2,335	2,072	2,146
Goodwill and capitalized software development impairment	15,663	—	—	—	25,007	—	—	—
Operating expenses	$55,355	$39,408	$37,332	$37,776	$61,930	$34,961	$32,580	$41,375
Capital expenditures	$1,295	$905	$1,480	$727	$638	$934	$846	$1,063

(a) Slight variations in totals are due to rounding.
(b) The Company made reclassifications from General and administrative expense to the Cost of revenue expense category of $0.8 million for the first and second quarters of 2021, $0.9 million for the third and fourth quarters of 2021, $0.6 million for the first and second quarters of 2020, and, $0.8 million for the third and fourth quarters of 2020.

SPOK HOLDINGS, INC.
UNITS IN SERVICE ACTIVITY, MARKET SEGMENT, CHURN
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Paging units in service
Beginning units in service (000's)	853	869	874	885	898	915	926	938
Gross placements	19	23	31	20	20	25	35	24
Gross disconnects	(25)	(39)	(36)	(31)	(33)	(42)	(46)	(36)
Net change	(6)	(16)	(5)	(11)	(13)	(17)	(11)	(12)
Ending units in service	847	853	869	874	885	898	915	926
End of period units in service % of total (b)
Healthcare	84.7%	84.6%	84.5%	84.1%	83.6%	83.7%	83.6%	82.6%
Government	4.8%	4.8%	4.9%	4.8%	5.3%	5.3%	5.5%	5.4%
Large enterprise	3.9%	4.1%	4.1%	4.3%	4.3%	4.3%	4.4%	5.5%
Other(b)	6.6%	6.4%	6.4%	6.8%	6.8%	6.6%	6.6%	6.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Account size ending units in service (000's)
1 to 100 units	55	57	58	59	61	63	65	67
101 to 1,000 units	154	154	155	163	167	167	165	171
>1,000 units	638	642	656	652	657	668	685	688
Total	847	853	869	874	885	898	915	926
Account size net loss rate(c)
1 to 100 units	(3.5)%	(1.7)%	(1.7)%	(3.3)%	(3.2)%	(2.9)%	(3.1)%	(3.0)%
101 to 1,000 units	—%	(0.6)%	(4.9)%	(2.4)%	—%	1.5%	(4.2)%	(1.0)%
>1,000 units	(0.6)%	(2.1)%	0.6%	(0.8)%	(1.6)%	(2.5)%	(0.4)%	(1.2)%
Total	(0.7)%	(1.8)%	(0.6)%	(1.2)%	(1.4)%	(1.9)%	(1.3)%	(1.3)%
Account size ARPU
1 to 100 units	$11.58	$11.67	$11.69	$11.72	$11.62	$11.80	$11.65	$12.01
101 to 1,000 units	8.30	8.38	8.35	8.33	8.35	8.37	8.24	8.34
>1,000 units	6.63	6.65	6.68	6.68	6.62	6.67	6.57	6.59
Total	$7.26	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24	$7.31

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units
(c) Net loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

SPOK HOLDINGS, INC.
RECONCILIATION OF NET LOSS TO EBITDA (a)
(Unaudited and in thousands)

	For the three months ended		For the year ended
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Net loss	$(16,669)	$(46,610)	$(22,180)	$(44,225)
Add back:
(Benefit from) provision for income taxes	(4,032)	22,306	(5,152)	22,455
Other income	(54)	(95)	(66)	(208)
Interest income	(56)	(51)	(320)	(687)
Operating loss	(20,811)	(24,450)	(27,718)	(22,665)
Depreciation, amortization and accretion	2,694	2,503	10,446	9,056
EBITDA	$(18,117)	$(21,947)	$(17,272)	$(13,609)
Capitalized software development costs	(2,603)	(3,046)	(10,842)	(11,252)
Stock-based compensation	1,203	1,348	7,239	5,508
Goodwill and capitalized software development impairment	15,663	25,007	15,663	25,007
Severance and restructuring	66	357	320	692
Adjusted EBITDA	$(3,788)	$1,719	$(4,892)	$6,346

(a) Slight variations in totals are due to rounding.

RECONCILIATION OF OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES (a)
(Unaudited and in thousands)

	For the three months ended		For the year ended
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Operating expenses	$55,355	$61,930	$169,871	$170,845
Add back:
Depreciation, amortization and accretion	(2,694)	(2,503)	(10,446)	(9,056)
Goodwill and capitalized software development impairment	(15,663)	(25,007)	(15,663)	(25,007)
Capitalized software development costs	2,603	3,046	10,842	11,252
Severance and restructuring	(66)	(357)	(320)	(692)
Adjusted operating expenses	$39,535	$37,109	$154,284	$147,342

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
2022 FINANCIAL OUTLOOK
(Unaudited and in millions)

	Guidance Range
	From	To
Revenues
Wireless	$71.6	$77.0
Software	54.4	62.2
Total Revenues	$126.0	$139.2

Adjusted Operating Expenses (a)	$118.8	$128.6

Capital Expenditures	$3.4	$4.2

RECONCILIATION OF OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES (a)
(Unaudited and in millions)

	Guidance Range
	From	To
Operating expenses	$128.7	$142.3
Add back:
Depreciation, amortization and accretion	(3.5)	(3.5)
Severance and restructuring costs	$(6.4)	$(10.2)
Adjusted operating expenses	$118.8	$128.6

(a) Adjusted operating expenses exclude depreciation, amortization and accretion, goodwill and capitalized software development impairment costs, and severance and restructuring costs, and includes capitalized software development costs.